UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

Schedule 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CF ACQUISITION CORP. VII
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CF ACQUISITION CORP. VII
110 EAST 59TH STREET
NEW YORK, NY 10022

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CF ACQUISITION CORP. VII:

You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”), of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”), to be held at 1:00 p.m. Eastern time on December 28, 2022.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/cfacquisitioncorpvii/2022.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated December 5, 2022, and is first being mailed to stockholders of the Company on or about that date. The sole purpose of the Annual Meeting is to consider and vote upon the following proposal:

a proposal to ratify the selection by the audit committee of the Board of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”).

The Auditor Ratification Proposal is more fully described in the accompanying Proxy Statement. Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. Our Board has fixed the close of business on November 28, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Auditor Ratification Proposal IS advisable and recommends that you vote or give instruction to vote “FOR” The Auditor Ratification Proposal.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

December 5, 2022	By Order of the Board of Directors
/s/ Howard W. Lutnick
Howard W. Lutnick Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker-non votes will be considered present for purposes of establishing a quorum for the Auditor Ratification Proposal; broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 28, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/cfacquisitioncorpvii/2022.

CF ACQUISITION CORP. VII
110 EAST 59TH STREET
NEW YORK, NY 10022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The 2022 annual meeting of stockholders (the “Annual Meeting”), of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”), to be held at 1:00 p.m. Eastern time on December 28, 2022. Stockholders will have the opportunity to present questions to the management of the Company (the “Management”) at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/cfacquisitioncorpvii/2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposal:

a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”).

Of the 4,562,500 Class B common stock shares (the (“Founder Shares”), which were issued to CFAC Holdings VII, LLC (the “Sponsor”) prior to our IPO, our Sponsor owns 4,542,500 shares and two independent directors each own 10,000 shares. In addition, our Sponsor owns 450,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

Our Board has fixed the close of business on November 28, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date of the Annual Meeting, there were 18,700,000 shares of our Class A common stock and 4,562,500 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Auditor Ratification Proposal.

This proxy statement (the “Proxy Statement”) contains important information about the Annual Meeting and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and the Company’s initial Business Combination, the “Business Combination”), we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated December 5, 2022 and is first being mailed to stockholders on or about that date.

December 5, 2022	By Order of the Board of Directors
/s/ Howard W. Lutnick
Howard W. Lutnick Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting, to be held at 1:00 p.m. Eastern time on December 28, 2022, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Auditor Ratification Proposal to be considered at the Annual Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about December 5, 2022.

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses. On December 20, 2021, we consummated our initial public offering (the “IPO”), as well as a private placement, from which we derived gross proceeds of approximately $187,000,000 ($10.00 per unit) in the aggregate. Following the closing of the IPO and sale of the private placement units on December 20, 2021, an amount of $186,150,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and from the sale of the private placement units among things, was placed in a trust account (the “Trust Account”) located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer and Trust Company (“Continental”) acting as trustee. Like most blank check companies, our amended and restated certificate of incorporation (the “Charter”) provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, June 20, 2023).

Why does the Company need to hold an annual meeting?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2021. At the Annual Meeting, you will have the opportunity to present questions to the Management.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021, so that at the Annual Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Auditor Ratification Proposal

What is being voted on?

A proposal to ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2022.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as the Company’s independent registered public accounting firm since 2020. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

What vote is required to adopt the Auditor Ratification Proposal?

Approval of the proposal to ratify the selection of Withum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by holders of the Company’s common stock present (including virtually) or represented by proxy and entitled to vote thereon.

What if I don’t want to vote “FOR” the Auditor Ratification Proposal?

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Auditor Ratification Proposal. Currently, our Sponsor, Board and Management own approximately 21.5% of our issued and outstanding shares of common stock, including 4,642,500 Founder Shares.

Does the Board recommend voting for the approval of the Auditor Ratification Proposal?

Yes. After careful consideration of the terms and conditions of the Auditor Ratification Proposal, our Board has determined that Auditor Ratification Proposal is in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Auditor Ratification Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Auditor Ratification Proposal?

The Sponsor, directors and officers have interests in the Auditor Ratification Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,562,500 Founder Shares (purchased for a nominal price) and 450,000 Private Placement Units (purchased for $10.00 per unit, or $4,500,000 in the aggregate), which would expire worthless if the Business Combination is not consummated.

Do I have appraisal rights if I object to any of the Auditor Ratification Proposal?

Our stockholders do not have appraisal rights in connection with the Auditor Ratification Proposal under the DGCL.

Information about the Annual Meeting

How do I attend the Annual Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Annual Meeting including the URL address, https://www.cstproxy.com/cfacquisitioncorpvii/2022, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the Annual Meeting by dialing:1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 0160960#. This is a listen-only option, and you will not be able to vote or enter questions during the Annual Meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at CFVII@cantor.com, so that it is received by our Secretary prior to the Annual Meeting or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Annual Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

The ratification of the appointment of Withum requires the vote of a majority of the votes cast by our represented in person (including virtually) or by proxy at the Annual Meeting. Abstentions will have no effect on this proposal. However, your shares may be voted as broker non-votes by your brokerage firm for the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker-non votes.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

How many votes must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Annual Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 11,631,251 shares of our common stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date, November 28, 2022, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 18,700,000 shares of our Class A common stock and 4,562,500 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Howard W. Lutnick, our Chairman and Chief Financial Officer, and Jane Novak, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Lutnick or Ms. Novak to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Annual Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

•        By Internet.    You may use the internet to vote your proxy. Please have your proxy card available when you access the website at www.cstproxyvote.com and follow the prompts to vote your shares.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Annual Meeting. For more information, see the subsection above entitled “How do I attend the Annual Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Auditor Ratification Proposal.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Auditor Ratification Proposal will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commissions (the “SEC”) within four business days following the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Auditor Ratification Proposal or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact us at:

CF Acquisition Corp. VII
110 East 59th Street
New York, NY 10022
Email: CFVII@cantor.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to enter into a Business Combination

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2022, as filed with the SEC on May 13, August 12, and November 14, 2022, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events noted therein occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 8, 2020, for the purpose of effecting a Business Combination with one or more businesses.

There are currently 18,700,000 shares of our Class A common stock and 4,562,500 shares of Class B common stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 450,000 shares of Class A common stock as part of our IPO and (ii) warrants included in our Private Placement Units (the “Private Placement Warrants”) to purchase 150,000 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one-third of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.

As of the Record Date, approximately $187,887,597 is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

THE ANNUAL MEETING

Overview

Date, Time and Place

The Annual Meeting of the stockholders will be held at 1:00 p.m. Eastern time on December 28, 2022, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/cfacquisitioncorpvii/2022. The Annual Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Annual Meeting.

To register for the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Annual Meeting, go to https://www.cstproxy.com/cfacquisitioncorpvii/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the Annual Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Annual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial stockholders should contact our transfer agent by December 21, 2022 at the latest (five business days prior to the Annual Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 11,631,251 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Annual Meeting. You will have one vote for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Auditor Ratification Proposal

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of our common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

At the close of business on the Record Date of the Annual Meeting, there were 18,700,000 shares of Class A common stock and 4,562,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote at the Annual Meeting.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with the Auditor Ratification Proposal under the DGCL.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the Auditor Ratification Proposal being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of our common stock as of the Record Date.

Recommendation of the Board

After careful consideration, the Board determined unanimously that the Auditor Ratification Proposal is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal.

PROPOSAL ONE — THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Withum has audited our financial statements for the fiscal year(s) ended December 31, 2020 and 2021. A representative of Withum is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The aggregate fees billed by Withum for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2021 and for the period from July 8, 2020 (inception) through December 31, 2020, and of services rendered in connection with our initial public offering, totaled $57,990 and $19,055, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay Withum any audit-related fees for both the year ended December 31, 2021 and for the period from July 8, 2020 (inception) through December 31, 2020.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum any tax fees for both the year ended December 31, 2021 and for the period from July 8, 2020 (inception) through December 31, 2020.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Withum any other fees for both the year ended December 31, 2021 and for the period from July 8, 2020 (inception) through December 31, 2020.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Withum requires the vote of a majority of the votes cast by stockholders present (including virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of the Company’s common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of Withum by the Audit Committee as the Company’s independent registered public accounting firm.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and Officers(1)
CFAC Holdings VII, LLC(2)(3)	450,000	2.4%	4,542,500	99.6%	21.5%
Howard W. Lutnick(2)(3)	450,000	2.4%	4,542,500	99.6%	21.5%
Jane Novak	—	—	—	—	—
Robert Sharp	—	—	10,000	*	*
Natasha Cornstein	—	—	10,000	*	*
Steven Bisgay	—	—	—	—	—
All executive officers and directors as a group (6 individuals)	450,000	2.4%	4,562,500	100%	21.5%

5% or More Stockholders
Polar Asset Management Partners, Inc.(4)	1,000,000	5.4%	—	—	4.3%
Barclays Reporting Persons(5)	1,146,811	6.1%	—	—	4.9%
Beryl Reporting Persons(6)	1,661,413	8.9%	—	—	7.1%
MMCAP Reporting Persons(7)	1,337,200	7.2%	—	—	5.7%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o CF Acquisition Corp. VII, 110 East 59th Street, New York, NY 10022.

(2)      Interests shown consist of Founder Shares, classified as shares of Class B common stock, which shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in Exhibit 4.5 to our Annual Report on Form 10-K for the year ended December 31, 2021, “Description of Registered Securities,” and with respect to the interests held after the initial public offering, 450,000 private placement shares. Excludes shares issuable pursuant to the forward purchase agreement (the “FPA”), dated December 15, 2021, between the Company and the Sponsor, as such shares may not be voted or disposed of by the sponsor within 60 days of the date of this Proxy Statement.

(3)      The Sponsor is the record holder of such shares. Cantor Fitzgerald, L.P (“Cantor”) is the sole member of the Sponsor, CF Group Management, Inc. (“CFGM”) which is the managing general partner of Cantor Fitzgerald, L.P., a Delaware limited partnership, an affiliate of us, the Sponsor and Cantor Fitzgerald & Co. Mr. Lutnick, our Chairman and Chief Executive Officer, is the trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the common stock held directly by the sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Excludes shares issuable pursuant to the forward purchase agreement entered into in connection with the IPO, as such shares may not be voted or disposed of by the sponsor within 60 days of the date of this Proxy Statement.

(4)      Pursuant to a Schedule 13G filed by such person on February 7, 2022, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), may be deemed to be the beneficial owner of the 1,000,000 shares of Class A common stock directly held by PMSMF. The principal business address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)      Pursuant to a Schedule 13G filed by Barclays PLC and Barclays Bank PLC (collectively, the “Barclays Reporting Persons”) with the SEC on February 11, 2022, the securities are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and Barclays PLC, as a parent holding company of Barclays Bank PLC. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The principal business address for each Barclays Reporting Person is 1 Churchill Place, London, E14 5HP, England.

(5)      Pursuant to a Schedule 13G filed by such persons as a group with the SEC on December 27, 2021, each of Beryl Capital Management LLC (“Beryl”), Beryl Capital Management LP (“Beryl GP”), Beryl Capital Partners II LP (the “Partnership”) and David A. Witkin (collectively with Beryl, Beryl GP and the Partnership, the “Beryl Reporting Persons”) may be deemed the beneficial owner of certain of the shares of Class A common stock, as further described therein, which are owned by the Partnership. Beryl is the investment adviser to the Partnership and other private investment funds (collectively, the “Funds”) and other accounts. Beryl is the general partner of Beryl GP, which is also the general partner of one or more of the Funds. Mr. Witkin is the control person of Beryl and Beryl GP. The Funds hold the shares of Class A common stock for the benefit of their investors, and the Funds and Beryl’s other clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of Class A common stock. The principal business address for each Beryl Reporting Person is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

(6)      Pursuant to a Schedule 13G/A filed by MMCAP International Inc. SPC (“MMCAP” and MM Asset Management Inc. (“MMAM” and together with MMCAP, the “MMCAP Reporting Persons”) on February 9, 2022, each of the MMCAP Reporting Persons may be deemed to be the beneficial owner of the 1,337,200 shares of Class A common stock. The principal business address for MMCAP is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and for MMAM is 161 Bay Street, TD Canada Trust Tower, Ste 2240, Toronto, ON M5J 2S1 Canada.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2023 fiscal year (the “2023 Annual Meeting”) will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2023 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 110 East 59th Street, New York, NY 10022 no later than August 7, 2023.

In addition, our bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2023 Annual Meeting, assuming the meeting is held on or about December 28, 2023, notice of a nomination or proposal must be delivered to us no later than September 29, 2023 and no earlier than August 30, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (212) 938-5000 or 110 East 59th Street, New York, NY 10022 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Auditor Ratification Proposal to be presented at the Annual Meeting, you may contact us at:

CF Acquisition Corp. VII
110 East 59th Street
New York, NY 10022
Email: CFVII@cantor.com

If you are a stockholder of the Company and would like to request documents, please do so by December 21, 2022, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

PROXY CARD

CF ACQUISITION CORP. VII
110 EAST 59TH STREET
NEW YORK, NY 10022

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 28, 2022
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

CF ACQUISITION CORP. VII

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 5, 2022, (the “Proxy Statement”) in connection with the annual meeting of stockholders of CF acquisition Corp. VII (the “Company”) and at any adjournments thereof (the “Annual Meeting”) to be held at 1 p.m. Eastern time on December 28, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposal, and hereby appoints Howard W. Lutnick and Jane Novak, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, THE AUDITOR RATIFICATION PROPOSAL

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 28, 2022:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/cfacquisitioncorpvii/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.	Please mark ☒ votes as indicated in this example
Proposal 1 — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.